Narrative for the  Hypothetical  Illustration  1 -Variable  Universal Life - New
York

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:
The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $200,000 or 222% x $8,757.55
                       = $200,000

Policy Value:
Year 5 Policy Value =
Policy Value at the end of year 4     $7,129.65
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $608.66
- Mortality & Expense Charge****         $82.91
+ Hypothetical Rate of Return*****      ($93.04)
                                       --------
=                                        $8,758  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

             Month               COI
             1                 $43.64
             2                 $43.65
             3                 $43.67
             4                 $43.68
             5                 $43.70
             6                 $43.71
             7                 $43.73
             8                 $43.74
             9                 $43.76
            10                 $43.77
            11                 $43.79
            12                 $43.80

            Total             $524.66

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

        Month             Interest
            1              ($8.06)
            2              ($8.00)
            3              ($7.95)
            4              ($7.89)
            5              ($7.84)
            6              ($7.78)
            7              ($7.72)
            8              ($7.67)
            9              ($7.61)
           10              ($7.56)
           11              ($7.50)
           12              ($7.45)

        Total             ($93.04)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                 $8,757.55
- Year 5 Surrender Charge           $2,084.00
=                                      $6,674  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $200,000 or 222% x $10,588.34
                       = $200,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4     $8,353.33
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $604.51
- Mortality & Expense Charge****         $93.96
+ Hypothetical Rate of Return*****      $520.98
=                                       $10,588  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            1               $43.36
            2               $43.36
            3               $43.36
            4               $43.37
            5               $43.37
            6               $43.37
            7               $43.38
            8               $43.38
            9               $43.38
           10               $43.39
           11               $43.39
           12               $43.39

           Total           $520.51

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            1                $43.74
            2                $43.69
            3                $43.63
            4                $43.57
            5                $43.51
            6                $43.45
            7                $43.39
            8                $43.33
            9                $43.26
           10                $43.20
           11                $43.14
           12                $43.08

           Total            $520.98

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $10,588.34
- Year 5 Surrender Charge             $2,084.00
=                                        $8,504  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $200,000 or 222% x $12,742.06
                       = $200,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4     $9,735.83
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $599.73
- Mortality & Expense Charge****        $106.45
+ Hypothetical Rate of Return*****    $1,299.91
=                                       $12,742  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            1               $43.04
            2               $43.03
            3               $43.02
            4               $43.01
            5               $43.00
            6               $42.98
            7               $42.97
            8               $42.96
            9               $42.95
           10               $42.94
           11               $42.93
           12               $42.91

           Total           $515.73

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

        Month              Interest
            1               $105.98
            2               $106.40
            3               $106.82
            4               $107.24
            5               $107.66
            6               $108.09
            7               $108.52
            8               $108.96
            9               $109.39
           10               $109.84
           11               $110.28
           12               $110.73

        Total             $1,299.91

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $12,742.06
- Year 5 Surrender Charge             $2,084.00
=                                       $10,658  (rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I. The 0% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $200,000 or 222% x $8,429.66
                       = $200,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4     $6,872.55
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $685.16
- Mortality & Expense Charge****         $80.22
+ Hypothetical Rate of Return*****     ($90.02)
=                                        $8,430  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

        Month                COI
            1               $47.50
            2               $47.52
            3               $47.53
            4               $47.55
            5               $47.57
            6               $47.59
            7               $47.61
            8               $47.62
            9               $47.64
           10               $47.66
           11               $47.68
           12               $47.69

        Total              $571.16

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

        Month              Interest
            1               ($7.84)
            2               ($7.77)
            3               ($7.71)
            4               ($7.65)
            5               ($7.59)
            6               ($7.53)
            7               ($7.47)
            8               ($7.41)
            9               ($7.35)
           10               ($7.29)
           11               ($7.23)
           12               ($7.17)

        Total              ($90.02)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                   $8,429.66
- Year 5 Surrender Charge             $2,084.00
=                                        $6,346  (rounded to the nearest dollar)

II. The 6% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $200,000 or 222% x $10,210.07
                       = $200,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4     $8,064.80
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $680.76
- Mortality & Expense Charge****         $91.00
+ Hypothetical Rate of Return*****      $504.53
=                                       $10,210  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

        Month                 COI
            1               $47.20
            2               $47.21
            3               $47.21
            4               $47.22
            5               $47.22
            6               $47.23
            7               $47.23
            8               $47.24
            9               $47.24
           10               $47.25
           11               $47.26
           12               $47.26

        Total              $566.76

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            1                $42.54
            2                $42.45
            3                $42.36
            4                $42.27
            5                $42.18
            6                $42.09
            7                $42.00
            8                $41.91
            9                $41.82
           10                $41.73
           11                $41.63
           12                $41.54

           Total            $504.53

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $10,210.07
- Year 5 Surrender Charge             $2,084.00
=                                        $8,126  (rounded to the nearest dollar)

III. The 12% gross return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $200,000 or 222% x $12,306.34
                       = $200,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4     $9,412.77
+ Annual Premium*                     $2,500.00
- Premium Expense Charge**               $87.50
- Monthly Deduction***                  $675.71
- Mortality & Expense Charge****        $103.18
+ Hypothetical Rate of Return*****    $1,259.95
=                                       $12,306  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**      Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee, a $0.01 per 1,000 ($2.00) monthly death benefit guarantee charge and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

            Month              COI
            1               $46.86
            2               $46.85
            3               $46.84
            4               $46.83
            5               $46.82
            6               $46.81
            7               $46.80
            8               $46.79
            9               $46.78
           10               $46.77
           11               $46.76
           12               $46.75

           Total           $561.71

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.01%. The monthly interest amounts earned for year 5 are:

            Month          Interest
            1               $103.10
            2               $103.43
            3               $103.77
            4               $104.11
            5               $104.46
            6               $104.80
            7               $105.15
            8               $105.51
            9               $105.86
           10               $106.22
           11               $106.58
           12               $106.95

           Total          $1,259.95

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $12,306.34
- Year 5 Surrender Charge             $2,084.00
=                                       $10,222  (rounded to the nearest dollar)